UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2023

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39946	30-0943453
(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

(855) 420-0020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on July 12, 2023, Agrify Corporation (the “Company”) issued a junior secured promissory note (the “Note”) in favor of CP Acquisitions LLC (“CP”), an entity that is controlled and partially owned by Raymond Chang, the Company’s Chairman and Chief Executive Officer. The Note provided for a maximum loan amount of $3,000,000, bears interest at 10% per annum, and may be prepaid without any fee or penalty.

On December 4, 2023, CP and the Company amended and restated the Note (the “Note Amendment”). Pursuant to the terms of the Note Amendment, the maximum principal amount that may be loaned by CP to the Company was increased to $4,000,000.

The foregoing summary of the Note Amendment does not purport to be complete, and is qualified in its entirety by reference to a copy of the Note Amendment that is filed as Exhibit 4.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Note Amendment is incorporated herein by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 1, 2023, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company reported stockholders’ equity of $(17.17) million in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, the Company is no longer in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Listing Rule”), which requires that listed companies maintain a minimum of $2.5 million in stockholders’ equity. The notice has no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s shares of common stock.

As previously reported, the Company has previously received notices from Nasdaq notifying the Company that it is not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 by their respective due dates (the “Delinquent Reports”). On October 17, 2023, the Company received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of Nasdaq notifying the Company that it was not in compliance with Nasdaq’s continued listing requirements as a result of its failure to file the Delinquent Reports in a timely manner.

In connection with receipt of the Staff Determination, the Company timely requested a hearing with the Nasdaq Hearings Panel (the “Panel”)

The Notice noted that the Panel will consider the Company’s non-compliance with the Listing Rule in making its determination regarding the Company’s continued listing on The Nasdaq Capital Market. On November 28, 2023, the Company filed its Annual Report for the fiscal year ended December 31, 2022 and its Quarterly Report for the quarter ended March 31, 2023. The Company intends to complete the remaining Delinquent Reports, after which the financial statements contained in the Delinquent Reports will be subject to review by the Company’s independent registered public accounting firm. Following completion of the review of the remaining Delinquent Reports, the Company plans to file the Delinquent Reports within the period of the extended stay provided by the Panel. However, there can be no assurance that the Company will be able to file the Delinquent Reports prior to the hearing or regarding the outcome of the Panel hearing.

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements relating to the filing of the Delinquent Reports and the Company’s ability to regain compliance with the Nasdaq continued listing standards. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect the Company’s business, including those described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2022 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description
4.1	Amendment to Junior Secured Promissory Note, dated December 4, 2023, between Agrify Corporation and CP Acquisitions LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGRIFY CORPORATION

By:	/s/ Raymond Chang
Raymond Chang
Chief Executive Officer

Date: December 6, 2023

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